UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 17, 2012

ALPHA NATURAL RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32331	42-1638663
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

One Alpha Place, P.O. Box 16429,
Bristol, VA 24209
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (276) 619-4410

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04 Mine Safety – Reporting of Shutdowns and Patterns of Violation

On February 17, 2012, Cloverlick Coal Company LLC (“Cloverlick”), a subsidiary of Alpha Natural Resources, Inc., received an imminent danger order under section 107(a) of the Mine Act alleging that the threat of falling rock and sliding earth from a hillside adjacent to a retaining wall construction site prevented safe access to the site, which is on the surface area of Cloverlick’s Mine No. 1 (the “Mine”), an underground mine located near Cumberland, Kentucky.  The retaining wall was being constructed for Cloverlick by an independent contractor, and Cloverlick’s employees were not exposed to the condition cited.  No injuries occurred, no miners were observed in the area and the order did not require withdrawal of miners from underground.

Cloverlick’s independent contractor has backfilled and secured the area, and the order has been terminated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alpha Natural Resources, Inc.

February 24, 2012	By:	/s/ Richard R. Grinnan
Name: Richard R. Grinnan
Title: Assistant Secretary